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                                                                    Exhibit 10.9

                                    CONTRACT

                  Made and Executed this 21st Day of May, 1998

BETWEEN:       CAMTEK LTD.,
               Old Industrial Zone - Migdal Haemek
               (hereinafter: "Camtek")

                                                                 OF THE ONE PART

AND:           P.C.B. Ltd.,
               Old Industrial Zone - Migdal Haemek
               (hereinafter: "P.C.B.")

                                                               OF THE OTHER PART

WHEREAS, The parties of this Agreement (hereinafter: the "Parties") are parties to a contract of January 1988 (hereinafter: the "Contract") concerning the funding of further development of the system for identifying defects in printed circuits; and

WHEREAS, According to the Contract, Camtek undertook to pay P.C.B. royalties out of the sale of Camtec's systems according to a calculation varying according to sales; and

WHEREAS, No date for the termination of the payment of royalties was set in the Contact; and

WHEREAS, The Parties have agreed to fix the period for the payment of royalties according to the Contract at 10 years from the date of the commencement of the sale of the above system;

         Therefore, it is declared, agreed and stipulated between the parties as follows:

Camtek will pay royalties to P.C.B. according to the Contract until December 30, 1999 and thereafter, Camtek will no longer be committed to pay any royalties to P.C.B. in respect of the sale of the systems and P.C.B. will not be entitled to any further payment of royalties from the sale of Camtek's systems.

              (signed)                               (signed)
 ---------------------------------          -------------------------------
             Camtek Ltd.                            P.C.B. Ltd.